Corbin Small-Cap Value Fund


November 30, 2002

Dear Shareholder:

     The cash level is higher than it was for most of the year, this was primarily due to some large inflows in the last few weeks of October. While we are currently a small fund that buys small stocks, large inflows usually require some time to put to work prudently in our securities. While we appreciate the investor confidence that these contributions show in our fund, it seems that a pattern has emerged where inflow and outflows come in waves. As I have said in the past, we believe this fund is a core holding that should be held for the long-term and would encourage investors to think of it in that light. With this annual report, I would like to focus on why this fund should be considered for your long-term investment dollars.

THE ROLE OF SMALL STOCKS IN A PORTFOLIO

     During the last part of the 1990s, small-cap stocks fell out of favor with investors, as the technology and telecommunications bubble expanded. Since 2000, small-cap stocks (defined as companies with market capitalization of less than $ 2 billion) have generally outperformed their large-cap brethren by a considerable margin, according to two well-known indexes, the Russell 2000 Index and the S&P 500 Index. However, this is nothing new. According to the Ibbotson Associates SBBI 2002 Yearbook, small-company stocks have produced an average annual return of 12.5%, while large-company stocks have had an average annual return of 10.7% for the time period January 1, 1926, through December 31, 2001. While this may not seem like much of a difference, over that period of time, a dollar invested in small-company stocks (with dividends re-invested) would have grown to $7,860.05, while the same dollar would have grown to $2,279.13 in larger stocks, according to Ibbotson Associates.

     It is generally accepted that greater investment risk delivers greater potential rewards, over the long term. This has, on average, been true for small-company stocks in any given year. The variation of return from the average yearly return is substantially greater for small-company stocks than for larger-company stocks. Yet, over long periods of time, this volatility has helped to produce consistent results. According to the Ibbotson Associates data, during fifty-seven staggered twenty-year time periods, small-company stocks outperformed large-company stocks in fifty of the fifty-seven periods. While nothing concerning investing is a certainty, it would be expected that most reasonable people would place their money in investments for which the odds of winning are 87.7% in their favor. Unfortunately, as recent Nobel Prize winners in economics have demonstrated, most investors are not rational.

     Most individuals and tax-exempt institutions have made the commitment to invest their long-term assets almost wholly in large-company stocks, despite a large body of evidence that shows that small-company stocks should be a major part of a portfolio. While numerous reasons exist for this preference for large companies (the size of funds to be deployed, Wall Street's promotion of large stocks, comfort with "brand names," potential legal aspects, etc.), this is what creates the opportunity for investors to profit from investing in small-company stocks. In addition, a number of knowledgeable investors sleep well at night, knowing that many small-company stocks are everyday businesses run by owner-operators who have most of their net worth tied up in the value of those businesses. This and many other factors should make small-company stocks attractive to investors today.

     There is a significant difference in the return of small company stocks, however. According to the Ibbotson Associates data, small value stocks produced significantly higher returns than small growth stocks. Small value stocks have produced a 14.5% annualized return versus 9.3% for small growth stocks during the time period December 31, 1927 through December 31, 2001. A dollar invested in small value on December 31, 1927 would have grown to $22,552.87 versus the same dollar in small cap growth would be worth $730.84. In fact, in the last seven decades (1930s-1990s) small value has outperformed small growth in six of those seven time periods.

     Most large companies of today were small companies at some point in the past. The savvy investor in today's market should consider a significant commitment to small- company stocks with the long-term portion of the portfolio, as history has shown that time is a positive force in producing substantial returns. This long-term approach to investing in small-company stocks should result in dramatically increasing the investor's odds of making a significant return on the invested dollar, which means that the investor should be able to look forward to a greater enjoyment of the fruits of those savings.



FINAL THOUGHTS

     Thank you once again for choosing the Corbin Small-Cap Value Fund. The Fund's ticker symbol is CORBX, and it can be found on most quotation services. If you have any questions or comments, please contact me at dcorbin@corbincom.com or (800) 490-9333. We appreciate your confidence in the Fund and look forward to success in the future.

Sincerely,



David A. Corbin, CFA
President and Chief
Investment Officer

     For more complete information, including charges and expenses, obtain a prospectus by calling 1-800-924-6848. The prospectus should be read carefully before investing. The fund is distributed by Unified Financial Securities, Inc.

                                Corbin Small-Cap Value Fund

PERFORMANCE DISCUSSION

     The Fund generated a total return of -13.92% for the twelve months ended October 31, 2002. The Russell 2000 return for that period was -11.57%, and the S&P 600 Small-Cap Index finished with a return of -3.78%. For the period of time from May 1st through October 31st, the Fund returned -27.94% versus -26.34% for the Russell 2000 and -23.64% for the S&P 600. The Fund's results would have been dramatically better if not for the last few weeks in September. At that time a few key stocks announced results that were initially seen as being negative but in fact were positive.

     At the end of September, both SureBeam Corporation and Forgent Networks moved lower as investors chose to view the facts of their news announcements in a negative light. In addition, many of the core business micro-cap stocks that the fund held decreased in price, due to investors withdrawing large amounts of funds from the stock market in general.

                                                                  Average Annual
                                                Five Year         Total Return
                               One Year       Average Annual    Since Inception
                              Total Return     Total Return      (June 10, 1997)
Corbin Small-Cap Value Fund     -13.92%           -7.49%             -5.30%
S&P 600 Small-Cap Index          -3.78%           1.46%               4.26%
Russell 2000 Index              -11.57%           -1.58%              0.61%


                Corbin         S&P 600      Russell 2000
               ----------     --------      --------
       6/30/97   10,000          10,000          10,000
       7/31/97   10,310          10,629          10,467
       8/31/97   10,520          10,897          10,703
       9/30/97   11,330          11,617          11,485
      10/31/97   11,030          11,116          10,975
      11/30/97   11,209          11,035          10,900
      12/31/97   10,916          11,257          11,095
       1/31/98   10,575          11,037          10,926
       2/28/98   10,853          12,043          11,746
       3/31/98   11,257          12,503          12,239
       4/30/98   11,171          12,577          12,306
       5/30/98   10,617          11,910          11,646
       6/30/98   10,511          11,945          11,680
       7/31/98    9,595          11,031          10,726
       8/31/98    7,401           8,905           8,646
       9/30/98    7,187           9,448           9,272
      10/31/98    7,049           9,887           9,652
      11/30/98    6,378          10,443          10,162
      12/31/98    6,750          11,109          10,810
       1/31/99    6,590          10,969          10,950
       2/28/99    6,111           9,981           9,963
       3/31/99    5,951          10,109          10,092
       4/30/99    7,122          10,777          10,758
       5/31/99    7,602          11,038          11,019
       6/30/99    7,719          11,667          11,646
       7/31/99    7,879          11,564          11,544
       8/31/99    7,336          11,055          11,036
       9/30/99    7,421          11,103          11,083
      10/31/99    7,186          11,075          11,056
      11/30/99    7,740          11,543          11,523
      12/31/99    8,538          12,485          12,464
       1/31/00    8,251          12,098          12,077
       2/29/00    8,709          13,718          13,694
       3/31/00    9,507          13,204          13,181
       4/28/00    8,464          12,978          12,956
       5/31/00    7,697          12,594          12,572
       6/30/00    7,900          13,339          13,316
       7/31/00    7,570          13,011          12,989
       8/31/00    7,953          14,164          14,140
       9/30/00    7,846          13,779          13,755
      10/31/00    7,569          13,864          13,840
      11/30/00    7,026          12,421          12,399
      12/31/00    6,574          13,951          13,927
       1/31/01    7,472          14,548          14,523
       2/28/01    7,109          13,661          13,637
       3/31/01    6,211          13,035          13,013
       4/30/01    6,852          14,028          14,004
       5/31/01    7,558          15,305          15,279
       6/30/01    7,687          15,865          15,838
       7/31/01    7,259          15,600          15,573
       8/31/01    6,896          15,245          15,218
       9/30/01    7,270          13,183          13,161
      10/31/01    8,643          14,178          14,153
      11/30/01    9,771          15,214          15,188
      12/31/01   10,059          16,244          16,216
       1/31/02    9,948          16,385          16,357
       2/28/02    8,915          16,103          16,076
       3/31/02    9,927          17,376          17,346
       4/30/02   10,222          17,937          17,906
       5/31/02   10,327          17,194          17,165
       6/30/02   10,718          16,305          16,277
       7/31/02    9,359          14,003          13,979
       8/31/02    9,116          14,137          14,113
       9/30/02    7,041          13,272          13,249
      10/31/02    7,367          13,697          13,673

     This chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 600 Small-Cap Index and the Russell 2000 Index on June 10, 1997 (commencement of operations) and held through October 31, 2002. The S&P 600 Small-Cap Index and the Russell 2000 Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than is found in the Corbin Small Cap Value Fund portfolio. The Indices returns do not reflect expenses, which have been deducted from the Fund's return. Performance figures include the change in value of the stocks in the Indices plus the reinvestment of dividends. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance of the Fund is computed on a total return basis which includes reinvestment of all dividends. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.


FOCUS ON THE TOP FIVE HOLDINGS

     American Biltrite Corporation (ABL) - American Biltrite is a mini-conglomerate that specializes in tape, flooring products, and jewelry. The company currently trades at less than half book value and touts a 4.9% dividend yield.

     Forgent Networks (FORG) - Forgent designs and produces digital visual communications technology, and distributes that technology to corporations, healthcare facilities, educational institutions, and government operations. It is considered to be a distinguished corporation because of its exclusive services and video-networking software. The company also has a large patent portfolio for which it obtains licensing revenue. 4 Movado Corporation (MOV) - Movado manufactures and retails fine watches. The company has an excellent reputation for quality, as well as great brand recognition. It currently trades at a low P/E ratio and produces large amount of free-cash flow.

     Stillwater Mining Corporation (SWC) - Stillwater is the largest miner of platinum and palladium in North America. The company is asset rich and expanding production, with many long-term contracts in place for future production.

     SureBeam Corporation (SURE) - The company is involved in the electronic pasteurization of red meat, poultry, fruits and vegetables. The firm has high margins both on the sale of its machines and processing. The potential market is large and expanding as the government increases the number of products that can be electronically pasteurized.

Corbin Small-Cap Value Fund
Schedule of Investments
             October 31, 2002

Common Stocks - 78.3%                                                                           Shares              Value

Commercial Printing - 0.9%
Successories, Inc. (a)                                                                             448,600          $   148,038
                                                                                                               -----------------

Computer Software & Services - Communications Software - 1.3%
Openwave Systems, Inc. (a)                                                                         200,000              218,000
                                                                                                               -----------------

Consumer Products (Durables) - Jewelry, Watches & Clocks - 4.2%
Movado Group, Inc.                                                                                  40,600              692,636
                                                                                                               -----------------

Cutlery, Handtools & General Hardware - 2.7%
Lifetime Hoan Corp.                                                                                 90,000              450,000
                                                                                                               -----------------

Drilling Oil & Gas Wells - 0.9%
Pioneer Drilling Co. (a)                                                                            50,900              145,065
                                                                                                               -----------------

Electric Lighting & Wiring Equipment - 2.9%
Chase Corp.                                                                                         51,100              467,565
                                                                                                               -----------------

Electromedical & Electrotherapeutic Apparatus - 1.5%
Cyberonics, Inc. (a)                                                                                15,000              240,000
                                                                                                               -----------------

Electronics - Electronic Distribution - 1.0%
CellStar Corp. (a)                                                                                  40,000              160,000
                                                                                                               -----------------

Financial Services - Asset Management - 0.5%
Atalanta/Sosnoff Capital Corp.                                                                      10,000               86,000
                                                                                                               -----------------

Food - Sugar & Confectionery - 2.0%
Rocky Mountain Chocolate Factory, Inc. (a)                                                          40,000              320,000
                                                                                                               -----------------

General Merchandise Stores - 2.5%
Duckwall-Alco Stores, Inc. (a)                                                                      40,800              410,856
                                                                                                               -----------------

Health Products & Services - 2.3%
Amedisys, Inc. (a)                                                                                  73,300              372,364
                                                                                                               -----------------

In Vitro & In Vivo Diagnostic Substances - 3.2%
North American Scientific, Inc. (a)                                                                 59,500              531,930
                                                                                                               -----------------

Leisure - Restaurants - 2.5%
Bob Evans Farms, Inc.                                                                               10,000              248,700
Dave & Buster's, Inc. (a)                                                                           20,000              159,600
                                                                                                               -----------------
                                                                                                               -----------------
                                                                                                                        408,300
                                                                                                               -----------------

Metals & Mining - Gold & Silver & Other Precious Metals - 1.8%
Sons of Gwalia Ltd. (c)                                                                             40,000              294,160
                                                                                                               -----------------

Miscellaneous Metal Ores - 3.4%
Stillwater Mining Co. (a)                                                                           70,000              559,300
                                                                                                               -----------------

Plastics Products - 4.0%
American Biltrite, Inc.                                                                             60,000              609,000
Congoleum Corp. - Class A (a)                                                                       35,800               52,626
                                                                                                               -----------------
                                                                                                               -----------------
                                                                                                                        661,626
                                                                                                               -----------------

Corbin Small-Cap Value Fund
Schedule of Investments
             October 31, 2002

Common Stocks - 78.3% - continued                                                               Shares              Value

Radio & TV Broadcasting & Communications Equipment - 11.0%
Forgent Networks, Inc. (a)                                                                       1,067,300            1,814,410
                                                                                                               -----------------

Railroads, Line-Haul Operating - 3.3%
RailAmerica, Inc. (a)                                                                               75,000              550,500
                                                                                                               -----------------

Real Estate Investment Trusts - 1.8%
Crescent Real Estate Equities Trust                                                                 20,000              295,000
                                                                                                               -----------------

Retail - Eating Places - 2.6%
BUCA, Inc. (a)                                                                                      60,000              427,800
                                                                                                               -----------------

Security Brokers, Dealers & Flotation Companies - 2.9%
First Albany Co., Inc.                                                                              70,050              469,335
                                                                                                               -----------------

Services - Advertising - 1.6%
Valassis Communications, Inc. (a)                                                                   10,000              258,000
                                                                                                               -----------------

Services - Business Services - 2.7%
eFunds Corp. (a)                                                                                    50,000              441,000
                                                                                                               -----------------

Special Industry Machinery (No Metalworking Machinery) - 7.9%
Surebeam Corp. Class A (a)                                                                         300,000            1,305,000
                                                                                                               -----------------

Specialty Retail - Music, Video, Book and Entertainment - 2.1%
Borders Group, Inc. (a)                                                                             20,000              344,600
                                                                                                               -----------------

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 3.2%
Roanoke Electric Steel Corp.                                                                        50,000              532,450
                                                                                                               -----------------

Telecommunications - Wireless Communications Services - 0%
Alamosa Holdings, Inc. (a)                                                                          10,300                3,605
                                                                                                               -----------------

Wholesale - Medical, Dental & Hospital Equipment & Supplies - 1.6%
Mobile Pet Systems, Inc. (a)                                                                       979,500              264,465
                                                                                                               -----------------

TOTAL COMMON STOCKS (Cost $18,424,621)                                                                               12,872,005
                                                                                                               -----------------

Money Market Securities - 15.9%
Huntington Money Market Fund - Investment A, 0.67%, (Cost $2,605,960) (b)                        2,605,960            2,605,960
                                                                                                               -----------------

TOTAL INVESTMENTS (Cost $21,030,581) - 94.2%                                                                      $  15,477,965
                                                                                                               -----------------

Other assets less liabilities - 5.8%                                                                                    951,802
                                                                                                               -----------------

TOTAL NET ASSETS - 100.0%                                                                                         $  16,429,767
                                                                                                               =================

(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at October 31, 2002. (c) American Depositary Receipt

Corbin Small-Cap Value Fund
Statement of Assets and Liabilities
    October 31, 2002


Assets
Investments in securities, at value (cost $21,030,581)                                                   $ 15,477,965
Cash                                                                                                          710,256
Interest receivable                                                                                               449
Dividends receivable                                                                                           21,297
Receivable for fund shares sold                                                                               957,157
                                                                                                    ------------------
     Total assets                                                                                          17,167,124
                                                                                                    ------------------

Liabilities
Accrued advisory fees                                                                                          18,932
Redemptions payable                                                                                           110,955
Payable for investments purchased                                                                             607,470
                                                                                                    ------------------
     Total liabilities                                                                                        737,357
                                                                                                    ------------------

Net Assets                                                                                               $ 16,429,767
                                                                                                    ==================

Net Assets consist of:
Paid in capital                                                                                            23,029,508
Accumulated net realized gain (loss) on investments                                                        (1,047,125)
Net unrealized appreciation (depreciation) on investments                                                  (5,552,616)
                                                                                                    ------------------

Net Assets, for 2,351,576 shares                                                                         $ 16,429,767
                                                                                                    ==================

Net Asset Value

Offering price per share ($16,429,767 / 2,351,576)                                                             $ 6.99
                                                                                                    ==================

Redemption price per share (a)                                                                                 $ 6.85
                                                                                                    ==================

(a) The redemption price per share reflects a redemption fee of 2.00% on shares redeemed within 90 days of purchase.

Corbin Small-Cap Value Fund
Statement of Operations
Year ended October 31, 2002


Investment Income
Dividend income                                                                                           $ 126,559
Interest income                                                                                              17,722
                                                                                                    ----------------
  Total Income                                                                                              144,281
                                                                                                    ----------------

Expenses
Investment advisor fee                                                                                      245,955
Interest expense                                                                                              6,200
Trustee expenses                                                                                              2,463
                                                                                                    ----------------
  Total Expenses                                                                                            254,618
Reimbursed expenses                                                                                          (2,463)
                                                                                                    ----------------
                                                                                                    ----------------
Total operating expenses                                                                                    252,155
                                                                                                    ----------------
                                                                                                    ----------------
Net Investment Income (Loss)                                                                               (107,874)
                                                                                                    ----------------


Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                                          (360,881)
Change in net unrealized appreciation (depreciation)
   on investment securities                                                                              (5,628,311)
                                                                                                    ----------------
                                                                                                    ----------------
Net realized and unrealized gain (loss) on investment securities                                         (5,989,192)
                                                                                                    ----------------
                                                                                                    ----------------
Net increase (decrease) in net assets resulting from operations                                        $ (6,097,066)
                                                                                                    ================

Corbin Small-Cap Value Fund
Statement of Changes In Net Assets

                                                                                       Year ended              Year ended
Increase (Decrease) in Net Assets                                                     Oct. 31, 2002          Oct. 31, 2001
                                                                                     ----------------        ---------------
Operations
  Net investment income (loss)                                                            $ (107,874)              $ (7,830)
  Net realized gain (loss) on investment securities                                         (360,881)              (310,923)
  Change in net unrealized appreciation (depreciation)                                    (5,628,311)               697,944
                                                                                     ----------------        ---------------
                                                                                     ----------------        ---------------
  Net increase (decrease) in net assets resulting from operations                         (6,097,066)               379,191
                                                                                     ----------------        ---------------
Distributions
  From net investment income                                                                       -                (10,486)
  From net realized gain                                                                           -                      -
                                                                                     ----------------        ---------------
                                                                                     ----------------        ---------------
  Total distributions                                                                              -                (10,486)
                                                                                     ----------------        ---------------
Capital Share Transactions
  Proceeds from shares sold                                                               71,434,569              4,933,337
  Reinvestment of distributions                                                                    -                  7,350
  Amount paid for shares repurchased                                                     (53,605,120)            (3,499,606)
                                                                                     ----------------        ---------------
  Net increase (decrease) in net assets resulting
     from share transactions                                                              17,829,449              1,441,081
                                                                                     ----------------        ---------------
                                                                                     ----------------        ---------------
Total Increase (Decrease) in Net Assets                                                   11,732,383              1,809,786
                                                                                     ----------------        ---------------

Net Assets
  Beginning of period                                                                      4,697,384              2,887,598
                                                                                     ----------------        ---------------

  End of period                                                                         $ 16,429,767            $ 4,697,384
                                                                                     ================        ===============

Capital Share Transactions
  Shares sold                                                                              7,838,803                666,482
  Shares issued in reinvestment of distributions                                                   -                  1,195
  Shares repurchased                                                                      (6,066,009)              (494,940)
                                                                                     ----------------        ---------------

  Net increase (decrease) from capital transactions                                        1,772,794                172,737
                                                                                     ================        ===============

Corbin Small-Cap Value Fund
Financial Highlights

                                                   Year ended      Year ended        Year ended       Year ended        Year ended
                                                 Oct. 31, 2002    Oct. 31, 2001    Oct. 31, 2000     Oct. 31, 1999     Oct. 31, 1998
                                                --------------- ----------------  ---------------  ----------------  ---------------

Selected Per Share Data
Net asset value, beginning of period                $ 8.12           $ 7.11           $ 6.75            $ 6.62           $ 11.03
                                                --------------- ----------------  ---------------  ----------------  ---------------
Income from investment operations
  Net investment income (loss)                       (0.05)           (0.02)            0.02             (0.01)            (0.01)
  Net realized and unrealized gain (loss)            (1.08)            1.05             0.34              0.14             (3.76)
                                                --------------- ----------------  ---------------  ----------------  ---------------
                                                -------------- ----------------  ---------------  ----------------  ----------------
Total from investment operations                     (1.13)            1.03             0.36              0.13             (3.77)
                                                -------------- ----------------  ---------------  ----------------  ----------------
Less Distributions to shareholders:
  From net investment income                          0.00            (0.02)            0.00              0.00             (0.01)
  From net realized gain                              0.00             0.00             0.00              0.00             (0.63)
                                                -------------- ----------------  ---------------  ----------------  ----------------
                                                -------------- ----------------  ---------------  ----------------  ----------------
Total distributions                                   0.00            (0.02)            0.00              0.00             (0.64)
                                                -------------- ----------------  ---------------  ----------------  ----------------

Net asset value, end of period                      $ 6.99           $ 8.12           $ 7.11            $ 6.75            $ 6.62
                                                ============== ================  ===============  ================  ================

Total Return                                        (13.92)%         14.67%            5.33%             1.96%            (36.07)%

Ratios and Supplemental Data
Net assets, end of period (000)                   $ 16,436          $ 4,697          $ 2,888           $ 2,294           $ 2,289
Ratio of expenses to average net assets              1.28%            1.25%            1.25%             1.25%             1.25%
Ratio of expenses to average net assets
   before waiver & reimbursement                     1.29%            1.34%            1.36%             1.31%             1.30%
Ratio of net investment income to
   average net assets                               (0.55)%          (0.32)%          0.24%             (0.20)%           (0.15)%
Ratio of net investment income to
   average net assets before waiver & reimbursement (0.56)%          (0.41)%          0.12%             (0.26)%           (0.20)%
Portfolio turnover rate                            135.70%           70.56%           94.69%            65.66%            86.42%

                                                Corbin Small-Cap Value Fund
                                               Notes to Financial Statements
                                                  October 31, 2002


NOTE 1. ORGANIZATION

     The Corbin Small-Cap Value Fund (the "Fund") was organized as a diversified series of the AmeriPrime Funds (the "Trust") on June 10, 1997 and commenced operations on June 30, 1997. The Trust is established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board of Trustees. The investment objective of the Fund is to provide long-term capital appreciation to its shareholders.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuation - Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Advisor, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

     Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

     Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

     Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid in capital.




                                         Corbin Small-Cap Value Fund
                                        Notes to Financial Statements
                                                October 31, 2002


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Corbin & Company ("the Advisor") to manage the Fund's investments. David A. Corbin, President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person Trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee at the annual rate of 1.25% of the average value of its daily net assets. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. For the year ended October 31, 2002, the Advisor earned a fee of $245,955 from the Fund. The Advisor has contractually agreed through February 28, 2003, to reimburse the Fund for the fees and expenses of the non-interested person Trustees, but only to the extent necessary to maintain the Fund's total annual operating expenses at 1.25% of average daily net assets. For the year ended October 31, 2002, the Advisor reimbursed expenses of $2,463.

     The Fund retains Unified Fund Services, Inc., ("Unified") a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative, transfer agency and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Advisor paid all administrative, transfer agency and fund accounting fees on behalf of the Fund per the Agreement. A Trustee of the Trust is a member of management of Unified, and the officers of the Trust are a director and officer, respectively, of Unified.

     The Fund retains Unified Financial Securities, Inc., a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of the Fund's shares. There were no payments made to the distributor during the fiscal year ended October 31, 2002. Kenneth D. Trumpfheller, a Trustee of the Trust, is a registered principal of, and may be deemed to be an affiliate of, the Distributor. Timothy Ashburn and Thomas Napurano are a director and officer, respectively, of the Distributor and the Distributor's parent company, and may be deemed to be affiliates of the Distributor.

NOTE 4. INVESTMENTS

     For the year ended October 31, 2002, purchases and sales of investment securities, other than short-term investments, aggregated $38,959,333 and $23,651,660, respectively. The unrealized appreciation for all securities totaled $227,826, and the unrealized depreciation for all securities totaled $6,155,143 for a net unrealized depreciation of $5,927,317. The aggregate cost of securities for federal income tax purposes at October 31, 2002, was $21,405,282. The difference between book cost and tax cost consists of wash sales in the amount of $374,701.

NOTE 5. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 6. RELATED PARTY TRANSACTIONS

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2002, National Financial Services, Inc. and National Investor, Inc., for the benefit of their respective customers, held over 32% and 27% of the Fund, respectively.




                                     Corbin Small-Cap Value Fund
                                    Notes to Financial Statements
                                         October 31, 2002

NOTE 7. CAPITAL LOSS CARRYFORWARD

     At October 31, 2002, loss carryforwards totaled $226,494 which expire in 2007. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders. The Fund has elected to defer post-October losses of $360,881.

NOTE 8. DISTRIBUTION TO SHAREHOLDERS

There were no distributions during the fiscal year ended October 31, 2002.

     The tax character of distributions paid during the fiscal years 2002 and 2001 are as follows:

        Distributions paid from:         2002         2001
                                      ---------    ----------
        Ordinary Income                     $0       $10,486
        Short-term Capital Gain              0             0
        Long-Term Capital Gain               0             0
                                     ---------    ----------
                                            $0       $10,486
                                     =========    ==========


          As of October 31, 2002, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributable ordinary income/accumulated losses          $               0
Undistributable long-term capital gain                               (311,543)
Unrealized appreciation/(depreciation)                             (6,288,198)
                                                               ---------------
                                                            $      (6,599,741)
                                                               ===============

          The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and post-October losses.

NOTE 9.  ELECTION OF TRUSTEES - (Unaudited)

          At a special meeting of the shareholders held on May 29, 2002, a vote was held to elect members to serve on the Board of Trustees. The vote tally for each Trustee is as follows:

                             For              Withheld              Total

Gary Hippenstiel       10,516,210.432        648,472.896        11,164,683.328

Mark Muller            10,856,443.432        308,239.896        11,164,683.328

Ken Trumpfheller       10,493,506.432        671,176.896        11,164,683.328

Richard  Wright        10,858,138.432        306,544.896        11,164,683.328



     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

                                                            Number of Portfolios
                           Position(s) In Length of in Fund Complex1
Name, Age and Address      Fund Complex     Time Served     Overseen by Trustee

Kenneth D. Trumpfheller2   Trustee          Since 1995            29
1725 E. Southlake Blvd.
Suite 200
Southlake, Texas 76092
Year of Birth:  1958

Principal Occupations During Past 5 Years                          Other Directorships Held by Trustee
President and Managing Director of Unified Fund Services, Inc.,             None
the Fund's transfer agent, fund accountant and administrator, since October 2000.  President, Treasurer, and Secretary of
Ameriprime Financial Services, Inc., a fund administrator,
(which merged with Unified Fund Services, Inc.) from 1994
through October 2000.  President, Treasurer and Secretary of
Ameriprime Financial Securities, Inc., the Trust's distributor through December 2000, from 1994 through December 2000.

                                                                        Number of Portfolios
                              Position(s) Held Length of in Fund Complex1
Name, Age and Address           with Trust           Time Served          Overseen by Trustee
Timothy Ashburn3          President and Secretary  Since October 2002          N/A
2424 Harrodsburg Road
Lexington, KY 40503
Year of Birth:  1950

        Principal Occupations During Past 5 Years                   Other Directorships Held by Trustee
Chairman of Unified Financial Services, Inc. since 1989 and                  N/A
Chief Executive Officer from 1989 to 1992 and 1994 to April 2002;
President of Unified Financial Services from November 1997 to
April 2000.

                                                                                      Number of Portfolios
                                         Position(s) In Length of in Fund
Complex1
            Name, Age and Address        Fund Complex         Time Served            Overseen by Trustee
Thomas G. Napurano                      Treasurer and Chief  Since October 2002               N/A
2424 Harrodsburg Road                   Financial Officer
Lexington, KY 40503
Year of Birth:  1941

        Principal Occupations During Past 5 Years Other Directorships Held by
Trustee Chief Financial Officer and Executive Vice President of Unified N/A
Financial Services, Inc., the parent company of the Trust's administrator and principal underwriter; member the board of directors of Unified Financial
Services, Inc. from 1989 to March 2002.

     1 The term "fund complex" refers to the AmeriPrime Funds and the Ameriprime Advisors Trust.

2 Mr. Trumpfheller may be deemed to be an "interested person" of the Trust because he is a registered principal of the Trust's distributor

     3 Mr.Ashburn is an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an "interested person" of the Trust because he is Chairman of Unified Financial Services, Inc., the parent of the principal underwriter for the Funds.


     The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

                                                                       Number of Portfolios
                           Position(s) Held Length of in Fund Complex1
Name, Age and Address       with Trust          Time Served             Overseen by Trustee
Gary E. Hippenstiel          Trustee          Trustee since 1995                29
600 Jefferson Street
Suite 350
Houston, TX 77002
Year of Birth:  1947

        Principal Occupations During Past 5 Years Other Directorships Held by
Trustee Director, Vice President and Chief Investment Officer of Legacy None
Trust Company since 1992.

                                                                   Number of Portfolios
                           Position(s) Held Length of in Fund Complex1
Name, Age and Address        with Trust         Time Served         Overseen by Trustee
Mark W. Muller             Trustee            Trustee since 2002             29
5016 Cedar River Tr.
Ft. Worth, TX 76137 Year of Birth: 1964

        Principal Occupations During Past 5 Years                   Other Directorships Held by Trustee
Trustee of AmeriPrime Advisors Trust since 1999.  President of           None
JAMAR Resources, Inc., a manufacturers representative firm,
September 2001 to present.  Account Manager for SCI, Inc., a custom manufacturer, from April 2002 to September 2001.
Account Manager for Clarion Technologies, a manufacturer
of automotive, heavy truck, and consumer goods, from 1996 to
April 2000.

                                                                                  Number of Portfolios
                                         Position(s) Held Length of in Fund
Complex1
Name, Age and Address                       with Trust        Time Served         Overseen by Trustee
Richard J. Wright, Jr.                       Trustee       Trustee since 2002             29
13532 N. Central Expressway MS 3800
Dallas, TX 75243
Year of Birth:  1962

        Principal Occupations During Past 5 Years                 Other Directorships Held by Trustee
Trustee of AmeriPrime Advisors Trust since 1999.  Various                 None
positions with Texas Instruments, a technology company, since
1985, including the following:  Program Manager for Semi-
Conductor Business Opportunity Management System, 1998 to
present;  Development Manager for we-based interface, 1999 to present;  Systems Manager for Semi-Conductor Business
Opportunity Management System, 1997 to 1998;  Development
Manager for Acquisition Manager, 1996-1997;  Operations
Manager for Procurement Systems, 1994-1997.

                                            INDEPENDENT AUDITOR'S REPORT




To The Shareholders and Board of Trustees
Corbin Small-Cap Value Fund
(a series of AmeriPrime Funds)

     We have audited the accompanying statement of assets and liabilities of the Corbin Small-Cap Value Fund, including the schedule of portfolio investments as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Corbin Small-Cap Value Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio
November 14, 2002